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                                                                    EXHIBIT 10.4


THIS WARRANT AND THE COMMON STOCK TO BE ISSUED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE TRANSFERRED UNLESS REGISTERED UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.

NO. 199__-CMN-XXX


                              STARBASE CORPORATION

                  NONTRANSFERABLE COMMON STOCK PURCHASE WARRANT

     1. Issuance. In consideration of good and valuable consideration, the receipt of which is hereby acknowledged by StarBase Corporation, a Delaware corporation (the "Company") _________________ or registered assigns (the "Holder") is hereby granted the right to purchase at any time until 5:00 P.M., New York City time, on _______ , 2000 (the "Expiration Date"),_________________
(___________) fully paid and nonassessable shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") at an initial exercise price of $[110% of closing price] (the "Exercise Price"), subject to further adjustment as set forth in Section 6 hereof.

     2. Exercise of Warrants. This Warrant is exercisable in whole or in part at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

     3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

     4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

     5. Rights of the Holder. The Holder shall not by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity until payment of the Exercise Price



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as provided herein, and the rights of the Holder are limited to those expressed in this Warrant and the Securities Purchase Agreement dated as of November 23, 1998 and are not enforceable against the Company except to the extent set forth herein.

     6.   Protection Against Dilution.

     (a) Adjustment Mechanism. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock the Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted purchase price per share, to equal
(iii) the dollar amount of the total number of shares of Common Stock the Holder is entitled to purchase before adjustment multiplied by the total purchase price before adjustment.

     (b) Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

     7.   Transfer to Comply with the Securities Act; Registration Rights.

     (a) This Warrant may not be assigned or transferred in whole or in part. This Warrant has not been registered under the Securities Act of 1933, as amended (the "Act"), and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither the Warrant Shares nor any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain the following legend on the face thereof (which legend shall be removed only upon the resale of the Warrant Shares and if the Warrant Shares are included in an effective registration statement or an exemption from registration exists):

     THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL



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     SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     (b) The Company agrees to file a registration statement, which shall include the Warrant Shares, on Form S-3 (or any successor form to Form S-3) (the "Registration Statement"), pursuant to the terms of a Registration Rights Agreement between the Company and the Holder dated_________ ___, 199_.

     8. Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given, (i) on the date delivered, (a) by personal delivery, or (b) if advance copy is given by fax, (ii) seven business days after deposit in the United States Postal Service by regular or certified mail, or (iii) three business days mailing by international express courier, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

          (i)  if to the Company, to:

               StarBase Corporation
               4 Hutton Centre Drive Suite 800
               Santa Ana, California 92707
               Attn: Chief Financial Officer
               Telephone: 714-445-4400
               Facsimile: 714-445-4482

          (ii) if to the Holder, to:

Any party may be notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

     9. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant of even date herewith contain the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.



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     10.  Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. Each of the Holder and the Company waives its right to a trial by jury.

     11. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     12. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the ___th day of __________ ____, 199_.


                                        STARBASE CORPORATION


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------



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                          NOTICE OF EXERCISE OF WARRANT


     (1) The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant Certificate dated as of ___________, to purchase ___ shares of the Common Stock, par value $.01 per share, of StarBase Corporation and tenders herewith payment in accordance with Section 1 of said Common Stock Purchase Warrant.

     (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer sell or otherwise dispose of any such shares of Common Stock, except under circumstances that will not result in a violation of the United States Securities Act of 1933, as amended, or any foreign or state securities laws.

     (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or is such other name as is specified below.

     (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.


Dated:
      ---------------------------------



By:
   ------------------------------------



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